Exhibit 32.1


 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
                           TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, William W. Burnham, Chairman of the Board, President, Chief Executive Officer, and Acting Chief Financial Officer, of Trudy Corporation do hereby certify, to the best of my knowledge that:

     1) The Company's Annual Report on Form 10-KSB for the period ended March 31, 2004 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification accompanies this Form 10-KSB as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.


                                          /s/ WILLIAM W. BURNHAM
                                          ------------------------------
Date: August 30, 2004                     William W. Burnham
                                          Chairman of the Board, President,
                                          Chief Executive Officer, and
                                          Acting Chief Financial Officer

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